SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




          ------------------------------------------------------------

                                    FORM 8-K

          ------------------------------------------------------------




                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 9, 1996


                       INTEGRATED LIVING COMMUNITIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     000-21263               52-1967027
----------------------------          ------------           ---------------
(State or other jurisdiction          (Commission            (IRS Employer
of incorporation)                     File Number)           Identification No.)



  24850 Old 41 Road, Suite 10, Bonita Springs, FL                      34135
-----------------------------------------------------                ----------
   (Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (941) 947-7200
                                                           ---------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.    Acquisition or Disposition of Assets.

         On October 9, 1996, Integrated Living Communities, Inc. (the "Company"), through a wholly-owned subsidiary, purchased all the assets used in, and assumed certain liabilities related to, the operation of the Terrace Gardens Continuous Care Retirement Center ("Terrace Gardens"), a 258 unit/342 bed assisted living and senior housing facility located in Wichita, Kansas which also includes a 100 bed nursing facility. The Company used a portion of the proceeds from its initial public offering of Common Stock, which was completed on October 9, 1996, to pay the $12.2 million purchase price. The assets were purchased from Herbert L. Krumsick, Jon Kardatzke, Louis Weiss, Chester West, Ross G. Tidemann, Nestor R. Weigand, Jr. and Terrace Gardens, L.P.

Item 7.    Financial Statements and Exhibits

      (a)  Financial statements of business acquired.

           1. The balance sheets of Terrace Gardens as of December 31, 1994 and 1995 and the related statements of operations, changes in owners' deficit and cash flows for the years ended December 31, 1993, 1994 and 1995, and the notes thereto, audited by KPMG Peat Marwick LLP, independent accountants, are incorporated herein by reference from the Company's Registration Statement on Form S-1 (No. 333-05877).

           2. The unaudited balance sheet of Terrace Gardens as of June 30, 1996 and the related unaudited statements of operations and cash flows for the six months ended June 30, 1995 and 1996 are included herein.

      (b)  Pro forma financial information.

           1. The unaudited pro forma consolidated balance sheet of Integrated Living Communities, Inc. as of June 30, 1996, giving effect to the acquisition of the Terrace Gardens facility as if such transaction occurred on June 30, 1996.

           2. The unaudited pro forma consolidated statement of operations of Integrated Living Communities, Inc. for the fiscal year ended December 31, 1995, giving effect to the acquisition of the Terrace Gardens facility, as if such acquisition occurred on the first day of the fiscal year.

           3. The unaudited pro forma consolidated statement of operations of Integrated Living Communities, Inc. for the six months ended June 30, 1996, giving effect to the acquisition of the Terrace Gardens facility as if such acquisition was consummated on January 1, 1995.

      (c)  Exhibits.

           2. Asset Purchase Agreement, made as of the _____ day __________, 1996, by and among Integrated Living Communities, Inc., Herbert L. Krumsick, Jon Kardatzke, Louis Weiss, Chester West, Ross G. Tidemann, Nestor R. Weigand, Jr., and Terrace Gardens, L.P. (previously filed with the Commission as Exhibit 2.1 to, and incorporated herein by reference from, the Company's Registration Statement on Form S-1 (No. 333-05877)).

           23.      Consent of KPMG Peat Marwick LLP.

                        Terrace Gardens Tenants in Common
            (D/B/A Terrace Gardens Healthcare and Retirement Center)
                                 Balance Sheets
                             (dollars in thousands)




                                               December 31, 1995         June 30, 1996
                                              -----------------          -------------
                                                                          (unaudited)
Assets

 Cash ......................................       $   319                  $   457
 Accounts receivable .......................           449                      387
 Other current assets ......................            52                       79
                                                   -------                  -------
  Total Current Assets .....................           820                      923
 Property, plant and equipment .............         8,045                    7,895
 Other long term assets ....................           139                      133
                                                   -------                  -------
    Total Assets ...........................       $ 9,004                  $ 8,951
                                                   =======                  =======


Liabilities and Partners' Equity

 Current liabilities ........................      $   999                  $ 1,211
 Long term debt .............................        8,093                    7,927
                                                   -------                  -------
  Total Liabilities .........................        9,092                    9,138
 Owner's deficit ............................          (88)                    (187)
                                                   -------                  -------
    Total Liabilities and Equity ............      $ 9,004                  $ 8,951
                                                   =======                  =======

                        Terrace Gardens Tenants in Common
            (D/B/A Terrace Gardens Healthcare and Retirement Center)
                             Statements of Operations
                             (dollars in thousands)


                                                        Six Months Ended June 30,
                                                        -------------------------
                                                       1995                    1996
                                                       ----                    ----
                                                               (unaudited)
 Monthly service fees........................      $ 2,853                  $ 2,467

 Other revenues..............................          134                      157
                                                  --------                 --------
  Total Revenues.............................        2,987                    2,624

 Operating expenses..........................        2,066                    1,966

 Administrative..............................          251                      245

 Interest....................................          380                      339

 Depreciation and amortization...............          173                      173
                                                  --------                 --------
  Total Expenses.............................        2,870                    2,723
                                                 ---------                ---------
     Net Earnings............................      $   117                  $   (99)
                                                 =========                =========


                        Terrace Gardens Tenants in Common
            (D/B/A Terrace Gardens Healthcare and Retirement Center)
                            Statements of Cash Flows
                             (dollars in thousands)



                                                          Six Months Ended June 30,
                                                          -------------------------
                                                       1995                      1996
                                                       ----                      ----
                                                                (unaudited)
 Net cash provided by operations.............      $    281                 $     333
                                                   ---------                 ---------
 Payments of long term debt..................          (140)                     (157)
 Distributions to tenants....................          (130)                      (15)
                                                   ---------                 ---------
  Net cash used in financing.................          (270)                     (172)

 Purchase of property, plant and equipment...            (5)                      (23)
                                                   ---------                 ---------
  Net cash used in investing.................            (5)                      (23)
                                                   ---------                 ---------
 Increase (decrease) in cash.................             6                       138

 Cash, beginning of period...................           205                       319
                                                   ---------                 ---------
 Cash, end of period.........................      $    211                 $     457
                                                   =========                 =========

Note  Basis of Presentation

         The accompanying unaudited condensed financial statements of Terrace Gardens Tenants in Common (d/b/a Terrace Gardens Healthcare and Retirement
Center) ("Terrace Gardens") have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six months ended June 30, 1996 are not necessarily indicative of the results that may be expected for the year ending December 31, 1996. For further information, refer to the financial statements and footnotes thereto of Terrace Gardens included in the Registration Statement on Form S-1 of Integrated Living Communities, Inc. (No. 333-05877). The balance sheet at December 31, 1995 has been derived from the audited financial statements at that date.

                         PRO FORMA FINANCIAL INFORMATION

         The accompanying unaudited pro forma consolidated financial statements have been prepared based on (i) the audited consolidated financial statements of the Company for the year ended December 31, 1995, (ii) the unaudited consolidated financial statements of the Company as of and for the six months ended June 30, 1996, (iii) the audited financial statements of Terrace Gardens Tenants in Common, d/b/a Terrace Gardens Health Care and Retirement Center ("Terrace Gardens") for the year ended December 31, 1995 and (iv) the unaudited financial statements of Terrace Gardens as of and for the six months ended June 30, 1996.

         The pro forma consolidated balance sheet as of June 30, 1996 was prepared as if the acquisition of the Terrace Gardens facility had been consummated as of June 30, 1996. The pro forma consolidated statements of operations for the year ended December 31, 1995 and the six months ended June 30, 1996 were prepared as if the acquisition of the Terrace Gardens facility had been consummated on January 1, 1995. The pro forma financial statements were prepared as if the Company had issued 1,639,785 shares of Common Stock, representing the number of shares required to be sold by the Company at the initial public offering price of $8.00 per share (net of underwriting discounts) in order for the Company to pay the purchase price for the Terrace Gardens facility. The Company used the proceeds from its initial public offering to pay the purchase price for Terrace Gardens.

         The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The unaudited pro forma combined financial information set forth below is not necessarily indicative of the Company's combined financial position or the results of operations that actually would have occurred if the transaction had been consummated on the dates shown. In addition, they are not intended to be a projection of results of operations that may be obtained in the Company's future. The unaudited pro forma consolidated financial information should be read in conjunction with the financial statements and related notes thereto included elsewhere or incorporated by reference in this Report.

                       INTEGRATED LIVING COMMUNITIES, INC.
                        UNAUDITED PRO FORMA BALANCE SHEET
                                  JUNE 30, 1996
                             (Dollars in thousands)


                                                           ILC                Terrace Gardens
                                                           ---                ---------------
                                                                                       Adjust-           Pro forma
                                                          Actual       Actual          ments(a)        consolidated
                                                          ------       ------          --------        ------------

Assets

   Cash and cash equivalents....................        $   120       $   457        $   (457)         $   120
   Accounts receivable..........................            355           387            (387)             355
   Prepaid expenses and other current assets....            407            79             (79)             407
                                                         ------         -----          -------          ------
    Total current assets........................            882           923            (923)             882
                                                         ------        ------         --------          ------
   Assets limited as to use.....................            705           ---                              705
   Property, plant and equipment, net...........         50,626         7,895            4,385          62,906
   Other assets.................................          3,252           133            (133)           3,252
                                                         ------        ------         --------        --------
                                                        $55,465        $8,951          $3,329          $67,745
                                                        =======        ======          =======         =======


Liabilities and Stockholder's Equity

   Accounts payable.............................        $   828       $   176        $   (176)         $   828
   Accrued expenses.............................          1,309           711            (631)           1,389
   Current portion of long-term debt............            ---           324            (324)             ---
                                                         ------        ------         --------          ------
    Total current liabilities...................          2,137         1,211          (1,131)           2,217
                                                        -------       -------        ---------         -------
   Note payable to parent company...............          3,363           ---                            3,363
   Refundable deposits..........................          5,398           ---                            5,398
   Deferred income taxes........................            324           ---                              324
   Unearned entrance fees.......................          3,912           ---                            3,912
   Long-term debt less current portion..........            ---         7,927          (7,927)             ---
                                                         ------       -------        ---------         -------

    Total liabilities...........................         15,134         9,138          (9,058)          15,214
                                                         ------       -------        ---------         -------
   Stockholder's equity

    Common stock, $.01  par  value.  Authorized
    100,000,000 shares; 3,897,900 shares issued
    and outstanding actual and 5,537,685 shares
    issued and outstanding pro forma............             39           ---              16               55

     Additional paid-in capital.................         42,359           ---          12,184           54,543

     Retained earnings (deficit)................         (2,067)         (187)            187           (2,067)
                                                         -------      --------         ------         --------

     Net stockholder's equity...................         40,331          (187)         12,387           52,531
                                                         -------      --------         ------         --------

                                                        $55,465        $8,951          $3,329          $67,745
                                                         =======       ======          ======          =======

                       INTEGRATED LIVING COMMUNITIES, INC.
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995
                    (In thousands, except per share amounts)



                                                            ILC             Terrace Gardens
                                                            ---             ---------------

                                                                                                     Pro Forma
                                                          Actual       Actual      Adjustments       Consolidated
                                                          ------       ------      -----------       ------------

Revenues:

   Monthly service and entrance fees............        $15,123        $5,642                          $20,765
   Management services and other................          1,146           301                            1,447
                                                        -------        ------                           ------
     Total revenues.............................         16,269         5,943                           22,212
                                                        -------        ------                           ------
Expenses:
   Facility operations..........................         11,243         4,068                           15,311
   Facility rents...............................          2,430           ---                            2,430
   Corporate administrative and general.........          1,005           546                            1,551

   Depreciation and amortization................            415           345          $(47)(b)            713
   Loss on impairment
     of long-lived assets.......................          5,126            --                            5,126
   Interest.....................................            ---           739          (739)(b)            ---
                                                         ------        ------       -------              -----
     Total expenses.............................         20,219         5,698          (786)            25,131
                                                          ------        -----       -------             ------
Earnings (loss) before income taxes
  and minority interest..........................        (3,950)          245           786             (2,919)
Minority interest................................             37          ---           ---                 37
                                                           -----        -----          ----              -----
Earnings (loss) before income taxes..............        (3,987)      $   245       $   786             (2,956)
                                                                      =======       =======            ========
     Federal and state income taxes..............          (643)                                          (246)(c)
                                                         -------                                       --------
Net loss.........................................       $(3,344)                                      $ (2,710)
                                                        ========                                      =========

Net earnings per common share....................       $  (.86)                                       $  (.49)
                                                        ========                                       ========
Weighted average shares outstanding..............          3,898                                         5,538
                                                         =======                                       ========


                       INTEGRATED LIVING COMMUNITIES, INC.
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1996
                    (In thousands, except per share amounts)


                                                        ILC              Terrace Gardens
                                                        ---              ---------------

                                                                                                     Pro forma
                                                        Actual        Actual         Adjustments    Consolidated
                                                        ------        ------         -----------    ------------

Revenues:

   Monthly service and entrance fees............        $10,568       $2,467                           $13,035
   Management services and other................            727          157                               884
                                                         ------       ------                           -------
     Total revenues.............................         11,295        2,624                            13,919
                                                         ------        -----                            ------
Expenses:
   Facility operations..........................          7,138        1,966                             9,104
   Facility rents...............................          1,309          ---                             1,309
   Corporate administrative and general.........            678          245                               923
   Depreciation and amortization................            480          173            $(24)(b)           629
   Interest.....................................            ---          339            (339)(b)           ---
                                                         ------        -----            --------        ------
     Total expenses.............................          9,605        2,723               (363)        11,965
                                                         ------        -----             -------      --------
Earnings (loss) before income taxes.............          1,690       $  (99)            $  363          1,954
                                                                     =======              ======
Federal and state income taxes..................            651                                            752 (c)
                                                         ------                                        -------
Net earnings....................................       $  1,039                                        $ 1,202
                                                       ========                                       ========
Net earnings per common share...................       $    .27                                        $   .22
                                                       ========                                        =======
Weighted average shares outstanding.............          3,898                                          5,538
                                                       ========                                        =======


               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

Pro Forma Adjustments

(a) To reflect the purchase price of, and estimated transaction costs related to, the acquisition of the Terrace Gardens facility and the issuance of 1,639,785 shares of Common Stock, representing the number of shares sold by the Company at the initial public offering price of $8.00 per share (net of underwriting discounts) in order for the Company to pay the purchase price for the Terrace Gardens facility, and to eliminate the assets and liabilities retained by the seller.

(b) To reflect the impact of the Company's new basis in the assets of Terrace Gardens and the elimination of amortization of deferred financing fees and interest expense on debt not assumed. The Company assumed a 40 year life for building and improvements and a 10 year life for equipment.

(c) To adjust consolidated income tax expense for the effect of the adjustment above.

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    October 23, 1996

                                       INTEGRATED LIVING COMMUNITIES, INC.

                                       By: /s/ John B. Poole
                                          --------------------------------------
                                          John B. Poole

                                          Senior Vice President--Chief Financial
                                                   Officer